UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 18, 2018 (June 15, 2018)

ACCELERIZE INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-52635	20-3858769
(Commission File Number)	(IRS Employer Identification No.)

20411 SW Birch Street, Suite 250 Newport Beach, California	92660
(Address of Principal Executive Offices)	(Zip Code)

(949) 548-2253

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 15, 2018, Accelerize Inc. (the “Company”) borrowed an aggregate of $500,000 (the “Borrowings”) from five lenders (the “Lenders”) and issued promissory notes for the repayment of the amounts borrowed. The Lenders are all accredited investors, one of the Lenders is an affiliate of the Company’s Chief Financial Officer, Anthony Mazzarella, two of the Lenders are related to the Company’s Chairman and Chief Executive Officer, Brian Ross, and two of the Lenders are employees of the Company. The promissory notes are unsecured, have a maturity date of May 30, 2021 and all principal is due upon maturity. Amounts borrowed accrue interest at 12% per annum and accrued interest is payable monthly. In the event the Company prepays the promissory notes prior to the end of two years, at prepayment the Lender will be paid the difference between accrued interest already paid and the amount of accrued interest payable for two years on the amount borrowed. The Company must repay the promissory notes within 30 days of retiring or refinancing all of its outstanding secured subordinated debt. The Company also issued to the Lenders six-year warrants to purchase an aggregate of 750,000 shares of the Company’s common stock exercisable for cash at an exercise price of $0.35 per share. The warrants were issued under the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended, as not involving a public offering. The descriptions of the promissory notes and the warrants are not complete and each is subject to and qualified in its entirety by reference to the form of promissory note or form of warrant, a copy of which is incorporated by reference as Exhibit 10.1 and 4.1, respectively, to this Current Report and is incorporated herein by reference. The promissory notes and warrants are the same form as those issued to lenders in the transactions described in the Company’s Current Report on Form 8-K filed on June 6, 2018.

On June 13, 2018, the Company entered into a eighth amendment (the “SaaS Amendment”) of the loan and security agreement dated as of May 5, 2016 with SaaS Capital Funding II, LLC, and into a second amending agreement (the “Beedie Amendment”) of the credit agreement dated as of January 25, 2018 with Beedie Investments Limited, to permit the Borrowings. The descriptions of the SaaS Amendment and Beedie Amendment are not complete and each is subject to and qualified in its entirety by reference to the SaaS Amendment and Beedie Amendment, a copy of which is filed as Exhibit 10.2 and 10.3, respectively, to this Current Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

4.1	Form of Warrant issued on June 15, 2018 (incorporated by reference to the Company’s Current Report on Form 8-K filed on June 6, 2018).

10.1	Form of Promissory Note issued on June 15, 2018 (incorporated by reference to the Company’s Current Report on Form 8-K filed on June 6, 2018).

10.2	Eighth Amendment to Loan and Security Agreement between Accelerize Inc. and SaaS Capital Funding II, LLC, dated as of June 13, 2018.

10.3	Second Amending Agreement between Accelerize Inc. and Beedie Investments Limited, dated as of June 13, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELERIZE INC.

By:	/s/ Brian Ross
Name:	Brian Ross
Title:	President and Chief Executive Officer

Date: June 18, 2018